Exhibit 24

                            POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Timothy J. Schmitt and Graham M. Clark, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his name and on his behalf, to do any and all acts and things and to execute any and all instruments which they and each of them may deem necessary or advisable to enable Newmont Mining Corporation (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of up to, and including, 15,600 shares of Common Stock of the Company including power and authority to sign his name in any and all capacities (including his capacity as a Director and/or Officer of the Company) to a Registration Statement on Form S-8 or such other form as may be appropriate, and to any and all amendments,
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including post-effective amendments, to such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of May, 1995.


Signature                     Title


   /s/Rudolph I. J. Agnew          Director
   Rudolph I.J. Agnew


   /s/J. P. Bolduc                 Director
   J. P. Bolduc


   /s/Ronald C. Cambre        Chairman, President and
   Ronald C. Cambre           Chief Executive Officer
                              and Director
                              (Principal Executive Officer)


   /s/Joseph P. Flannery           Director
   Joseph P. Flannery


   /s/Thomas A. Holmes             Director
   Thomas A. Holmes


   /s/Robin A. Plumbridge          Director
   Robin A. Plumbridge


   /s/Moeen A. Qureshi             Director
   Moeen A. Qureshi


   /s/Michael K. Reilly            Director
   Michael K. Reilly


   /s/William I. M. Turner, Jr.    Director
   William I. M. Turner, Jr.


   /s/Wayne W. Murdy               Senior Vice President
   Wayne W. Murdy                  and Chief Financial Officer
                                   (Principal Financial Officer)


   /s/Gary E. Farmar               Vice President and Controller
   Gary E. Farmar                  (Principal Accounting Officer)